0001
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CASE NO: A-19-805644-B
Department 13

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of QUTURE INTERNATIONAL, INC., a Nevada Corporation, (Petition of Custodian Ventures, LLC),	CASE NO.: DEPT NO.: **HEARING REQUESTED** **MOTION FOR APPOINTMENT OF CUSTODIAN** **Exempt from Arbitration** **(Equitable Relief Requested)**

Pursuant to NRS 78.347 (1)(b), Petitioner CUSTODIAN VENTURES, LLC by and through its attorney, Peter L. Chasey, Esq., of Chasey Law Offices, hereby applies to this Court for an Order appointing Petitioner as Custodian of QUTURE INTERNATIONAL, INC., a Nevada Corporation. Petitioner's Application is made and based upon the following Memorandum of Points and Authorities, the Affidavit and Exhibits attached hereto, and any oral argument this Court may entertain at the hearing on this matter.

Dated this 19TH day of November, 2019.

CHASEY LAW OFFICES

____
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393

MEMORANDUM OF POINTS AND AUTHORITIES

I.

INTRODUCTION

The officers and directors of QUTURE INTERNATIONAL, INC. appear to have abandoned the business and have failed to dissolve, liquidate, or distribute the company's assets. As shareholder of QUTURE INTERNATIONAL, INC., pursuant to NRS 78.347(1)(b), Petitioner CUSTODIAN VENTURES, LLC applies to this Court for an Order appointing Petitioner as the Custodian of the Corporation for the purpose of reviving and/or reinstating QUTURE INTERNATIONAL, INC.'s corporate charter to do business and restoring value to the Corporation for the benefit of the stockholders and the Corporation itself.

II.

PETITIONER QUALIFIES FOR APPOINTMENT AS CUSTODIAN

Section 78.347 (1) of the Nevada Revised Statutes provides that:

> 1. Any Stockholder may apply to the district court to appoint one or more persons to be custodians of the corporation ... when:
> ...
> (b) The corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets in accordance with [Chapter 78 of the Nevada Revised Statutes].

A stockholder applying for custodianship under NRS 78.347 (1) must provide information regarding the Petitioner's former custodian activities. To that end, Petitioner's affidavit sets forth:

(a) a detailed list of all previous applications for custodianship,
(b) a detailed description of its previous custodianship activities,
(c) a description of the current status and operations of the corporations for which Petitioner previously served as custodian, and
(d) disclosure of all investigations, violations or convictions concerning Petitioner.

See NRS 78.347(2)(a-d) *and see* Declaration of David Lazar, Manager of Petitioner Custodian Ventures, LLC (attached as Exhibit 1 hereto).

As a prerequisite to appointment of a Custodian, Petitioner must make reasonable efforts to contact the officers and directors of the abandoned corporation to demand that they comply with Chapter 78 of the Nevada Revised Statutes. *See* NRS 78.347(2)(e) and NRS 78.347 (2)(f). To that end, Petitioner diligently investigated the company to identify all currently available contact information for the officers and directors of QUTURE INTERNATIONAL, INC. Attempts to contact the officers and directors were made via Certified U.S. Mail and Electronic Mail. The corporate officers and directors have failed to reinstate or revive QUTURE INTERNATIONAL, INC. and have failed to give notice of the long overdue shareholders meeting. *See* Certified U.S. Mail (Exhibit 2); *compare with* Declaration, (Exhibit 1) *and* Nevada Secretary of State Information Sheet (Exhibit 3).

III.

EXPECTED ACTIVITY AS CUSTODIAN

Following appointment of a Custodian under Chapter 78, the Custodian has a number of duties to perform. Petitioner is ready, willing, and able to perform its duties as custodian:

1. Comply with NRS 78.180 or NRS 80.170.
2. Give notice to all shareholders of a shareholder meeting to be held within a reasonable time after a custodian has been appointed.
3. Report concerning action taken at the shareholder meeting.
4. Provide the Court with reports of its activities as custodian concerning the progress of the corporation.
5. File an amendment to the articles of incorporation disclosing any previous investigations, violations or convictions by the custodian, a statement indicating that reasonable attempts were made to contact the officers or directors of the corporation to request compliance with corporate formalities, a statement indicating that the custodian is in fact continuing the business and attempting to further the interests of the shareholders, and a statement that the custodian will reinstate or maintain the corporate charter.

See NRS 78.347 (3).

IV.

BACKGROUND OF QUTURE INTERNATIONAL, INC.

QUTURE INTERNATIONAL, INC. was incorporated in the state of Nevada on April 7, 2006. *See* Secretary of State Information Sheet (Exhibit 3). QUTURE INTERNATIONAL, INC. is a public corporation with Two Billion Five Hundred Ten Million (2,510,000,000) shares authorized for issuance to stockholders. Petitioner is a stockholder of QUTURE INTERNATIONAL, INC. *See* E-Trade Confirmation Notice (Exhibit 4).

On April 30, 2012, the officers and directors of QUTURE INTERNATIONAL, INC. failed to file an annual list of officers or pay annual fees to the Nevada Secretary of State. *See* Secretary of State Information Sheet (Exhibit 3). Since at least 2012, the officers and directors of QUTURE INTERNATIONAL, INC. have failed to give notice of or hold a meeting of the shareholders.

V.

REQUEST FOR APPOINTMENT OF PETITIONER AS CUSTODIAN

The officers of QUTURE INTERNATIONAL, INC. have failed to comply with Chapter 78 of the Nevada Revised Statutes and, as a result, the Nevada Secretary of State has revoked the company's corporate charter to do business. *See* Secretary of State Information Sheet (Exhibit 3). The officers have abandoned the company, their stockholders, and the business. *See* Declaration, (Exhibit 1); *see also* Demand Letters (Exhibit 2), and Secretary of State Information Page (Exhibit 3). QUTURE INTERNATIONAL, INC. has been abandoned by its officers and, Petitioner, as a stockholder, is qualified to serve as Custodian to restore value to the business for the benefit of the stockholders and the corporation.

According to NRS 78.347 and the affidavit attached hereto in support of this application, Petitioner requests the Court issue an Order as follows:

1. That Petitioner CUSTODIAN VENTURES, LLC be appointed Custodian of QUTURE INTERNATIONAL, INC. for the purpose of paying back fees owed to the State of Nevada, and appointing interim officers and directors to begin a positive direction for QUTURE INTERNATIONAL, INC.

2. That Petitioner, as Custodian, give notice of a meeting of the shareholders of QUTURE INTERNATIONAL, INC. to be held subject to the terms and conditions hereinafter specified (the "Meeting"), for the purpose of electing a board of directors of QUTURE INTERNATIONAL, INC. to serve until the next meeting of QUTURE INTERNATIONAL, INC.'s shareholders is held and the successors of the elected directors might be elected or appointed and qualified.

3. That the meeting of the shareholders be held at a location and at a time and date to be selected by Petitioner, which is not a weekend or a legal holiday, more than ten (10) days from the date on which the notice of meeting is mailed to the shareholders in a manner that is consistent with Nevada statutes and any orders as the Court might make and enter.

4. That the persons and entities entitled to receive notice of the shareholder meeting are the record owners of the stock certificates and the registered officers and directors of QUTURE INTERNATIONAL, INC. as specified in the current shareholder list for QUTURE INTERNATIONAL, INC. and that notice shall be mailed to the addresses as set forth therein.

5. That such shares of QUTURE INTERNATIONAL, INC. as are owned by shareholders of record who are represented at the shareholder meeting, either in person or by a valid proxy, shall constitute a quorum for all purposes of the shareholders meeting, including but not limited to the election of officers and directors of QUTURE INTERNATIONAL, INC. and shall otherwise be entitled to participate in the shareholder meeting and to vote in the election.

6. That Petitioner, as custodian, report back to this Court after the Meeting concerning the actions taken at the shareholders meeting.

7. That following such a shareholder meeting and election of directors, that the persons elected at the shareholder meeting shall be the officers and directors of QUTURE INTERNATIONAL, INC.

8. That Petitioner report back to this Court at intervals determined by the Court for so long as the custodianship is maintained or as long as this Court deems necessary.

For the Court's consideration, Petitioner submits a Proposed Order Appointing Petitioner as Custodian of QUTURE INTERNATIONAL, INC. in compliance with NRS 78.347. *See* Proposed Order Appointing Custodian (Exhibit 5).

VI.

CONCLUSION

Based on the foregoing, Petitioner CUSTODIAN VENTURES, LLC applies to this Court for appointment as custodian of QUTURE INTERNATIONAL, INC.

Dated this 19th day of November, 2019.

CHASEY LAW OFFICES

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EXHIBIT 1

DECLARATION IN SUPPORT OF MOTION FOR APPOINTMENT OF CUSTODIAN FOR QUTURE INTERNATIONAL, INC.

COUNTY OF NASSAU)
) ss:
STATE OF NEW YORK)

I, David Lazar, the manager of Custodian Ventures, LLC (hereinafter "Petitioner") hereby swear and declare the following:

1. Petitioner is a stockholder in **Quture International, Inc.**, a Nevada Corporation (hereinafter **"QUTR"**). The officers and directors of **QUTR** appear to have abandoned the business, the corporation, and its shareholders and **QUTR's** corporate charter has been revoked by the Nevada Secretary of State.

2. Petitioner has previously applied for custodianship of 42 Nevada corporations.

3. On December 27, 2017, Petitioner applied for appointment as custodian of **Rarus Technologies, Inc. ("RARS")**. On January 29, 2018, the Eighth Judicial District Court of Clark County, Nevada ("EJDC") appointed Petitioner as custodian of **RARS**. On January 31, 2018, Petitioner reinstated **RARS** with the Nevada Secretary of State. On March 14, 2018, Petitioner held a properly noticed shareholders meeting, and on May 2, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

4. On February 2, 2018, Petitioner applied for appointment as custodian of **DRS, Inc. ("DRSX")**. On March 6, 2018, the Eighth Judicial District Court appointed Petitioner as custodian of **DRSX**; Petitioner reinstated **DRSX** with the Nevada Secretary of State the same day. On July 19, 2018, the EJDC granted Petitioner's Motion to Terminate Custodian.

///

5. On March 6, 2018, Petitioner applied for appointment as custodian of **Energenx, Inc. ("EENX")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed April 10, 2018. Petitioner reinstated **EENX** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 22, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

6. On March 7, 2018, Petitioner applied for appointment as custodian of **One World Ventures, Inc. ("OWVI")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed April 24, 2018. Petitioner reinstated **OWVI** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 6, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

7. On April 4, 2018, Petitioner applied for appointment as custodian of **Shentang International, Inc. ("SHNL")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed May 11, 2018. Petitioner reinstated **SHNL** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 11, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

8. On April 4, 2018, Petitioner applied for appointment as custodian of **Zhongchai Machinery, Inc. ("EQPI")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed May 17, 2018. Petitioner reinstated **EQPI** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 11, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

9. On April 4, 2018, Petitioner applied for appointment as custodian of **Melt Inc. ("MLTC")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing

Custodian was filed June 27, 2018. Petitioner reinstated **MLTC** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on October 10, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

10. On August 27, 2018, Petitioner applied for appointment as custodian of **Beeston Enterprises Ltd. ("BESE")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 5, 2018. Petitioner reinstated **BESE** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on November 27, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

11. On August 28, 2018, Petitioner applied for appointment as custodian of **Cheetah Oil & Gas Ltd. ("COGH")**. On November 6, 2018, the Eighth Judicial District Court appointed Petitioner as custodian of **COGH**. Prior to applying for appointment as custodian, Petitioner sent demand letters to corporate management; they never responded. Corporate management did, however, reinstate the corporation with the Nevada Secretary of State, and this reinstatement was not discovered until shortly after this Court appointed Petitioner as custodian. On January 8, 2019, the EJDC granted Petitioner's Motion to Terminate the Custodianship for **COGH**.

12. On August 30, 2018, Petitioner applied for appointment as custodian of **HBP Energy Corp. ("HBPE")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was entered on October 5, 2018. Petitioner reinstated **HBPE** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 29, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

///

///

13. On August 30, 2018, Petitioner applied for appointment as custodian of **World Wind Holding Group, Inc. ("SSYR")**. On September 17, 2018, Petitioner voluntarily dismissed that application due to the SEC's suspension of **SSYR**.

14. On September 10, 2018, Petitioner applied for appointment as custodian of **Nimtech Corp. ("NMTT")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 18, 2018. Petitioner reinstated **NMTT** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 22, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

15. On September 13, 2018, Petitioner applied for appointment as custodian of **Star Resorts Development Inc. ("SRDP")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 8, 2018. Petitioner reinstated **SRDP** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 12, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

16. On September 13, 2018, Petitioner applied for appointment as custodian of **Sympowerco Corporation ("SYMW")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 17, 2018. Petitioner reinstated **SYMW** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 15, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

17. On October 2, 2018, Petitioner applied for appointment as custodian of **Luxshmi Investments, Inc. ("LUXI")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed November 13, 2018. Petitioner reinstated **LUXI** with the Nevada

Secretary of State, held a properly noticed shareholders meeting, and on March 5, 2019, the EDJC granted Petitioner's Motion to Terminate Custodianship.

18. On October 5, 2018, Petitioner applied for appointment as custodian of **Pei Worldwide Holdings, Inc. ("PEIW")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed November 26, 2018. Petitioner reinstated **PEIW** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on March 8, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

19. On October 5, 2018, Petitioner applied for appointment as custodian of **Tian'an Pharmaceutical Co., Ltd. ("TNPH")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed November 7, 2018. Petitioner reinstated **TNPH** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on February 12, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

20. On January 8, 2019, Petitioner applied for appointment as custodian on **CardXX, Inc. ("CXCQ")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 12, 2019. Petitioner reinstated **CXCQ** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 29, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

21. On January 8, 2019, Petitioner applied for appointment as custodian on **Gulf West Investment Properties, Inc. ("GLFW")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 26, 2019. Petitioner reinstated **GLFW** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 11, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

22. On January 9, 2019, Petitioner applied for appointment as custodian on **Trinity Capital Partners, Inc. ("TCPP")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 28, 2019. Petitioner reinstated **TCPP** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 25, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

23. On January 9, 2019, Petitioner applied for appointment as custodian on **Scimedent Health, Corp. ("TRDX")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 11, 2019. Petitioner reinstated **TRDX** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 16, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

24. On January 11, 2019, Petitioner applied for appointment as custodian on **Nevtah Capital Management Corporation ("NTAH")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed March 19, 2019. Petitioner reinstated **NTAH** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 13, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

25. On January 11, 2019, Petitioner applied for appointment as custodian on **Electron Solar Energy ("ESRG")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed March 19, 2019. Petitioner reinstated **ESRG** with the Nevada Secretary of State, and held a properly noticed shareholders meeting, the hearing on Petitioner's Motion to Terminate Custodianship is scheduled for July 16, 2019.

26. On January 14, 2019, Petitioner applied for appointment as custodian on **Global Entertainment Corp. ("GNTP")**. Petitioner's application was granted, the Notice of Entry of Order

Appointing Custodian was filed March 5, 2019. Petitioner reinstated **GNTP** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 12, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

27. On January 14, 2019, Petitioner applied for appointment as custodian on **National Asset Recovery Corp. ("REPO")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed March 6, 2019. Petitioner reinstated **REPO** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 15, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

28. On January 15, 2019, Petitioner applied for appointment as custodian on **Empire Oil Refineries Corp. ("EORZ")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed February 25, 2019. Petitioner reinstated **EORZ** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 13, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

29. On January 16, 2019, Petitioner applied for appointment as custodian on **International Display Advertising, Inc. ("IDAD")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed April 1, 2019. Petitioner reinstated **IDAD** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on July 8, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

30. On January 16, 2019, Petitioner applied for appointment as custodian on **Fountain Healthy Aging, Inc. ("FHAI")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed April 1, 2019. Petitioner reinstated **FHAI** with the Nevada Secretary

of State, held a properly noticed shareholders meeting, and on June 17, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

31. On January 17, 2019, Petitioner applied for appointment as custodian on **Hi-Great Group Holding Company ("HIGR")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed March 8, 2019. Petitioner reinstated **HIGR** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 5, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

32. On February 21, 2019, Petitioner applied for appointment as custodian on **Mediashift, Inc. ("MSHFQ")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed on April 24, 2019. Petitioner reinstated **MSHFQ** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 6, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

33. On February 21, 2019, Petitioner applied for appointment as custodian on **Xenonics Holdings, Inc. ("XNNHQ")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed April 10, 2019. Petitioner reinstated **XNNHQ** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on July 3, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

34. On April 2, 2019, Petitioner applied for appointment as custodian on **Cereplast, Inc. ("CERPQ")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **CERPQ** was filed May 28, 2019. Petitioner reinstated **CERPQ** with the Nevada Secretary of State and held a properly noticed shareholders meeting, the hearing on Petitioner's Motion to Terminate Custodianship is scheduled for December 16, 2019.

35. On July 11, 2019, Petitioner applied for appointment as custodian on **Clenergen Corporation ("CRGE")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **CRGE** was filed August 15, 2019. Petitioner reinstated **CRGE** with the Nevada Secretary of State and held a properly noticed shareholders meeting, the hearing on Petitioner's Motion to Terminate Custodianship is scheduled for December 18, 2019.

36. On July 11, 2019, Petitioner applied for appointment as custodian on **Diversified Energy Holdings, Inc. ("DIEN")**. Former management opposed Petitioner's motion, but the parties have settled their dispute and the settlement is pending.

37. On July 11, 2019, Petitioner applied for appointment as custodian on **International Luxury Products, Inc. ("ILXP")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **ILXP** was filed August 23, 2019. Petitioner's custodian activities are in progress.

38. On July 11, 2019, Petitioner applied for appointment as custodian on **Infinite Networks Corp. ("INNX")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **INNX** was filed August 15, 2019. Petitioner reinstated **INNX** with the Nevada Secretary of State and held a properly noticed shareholders meeting, the hearing on Petitioner's Motion to Terminate Custodianship is scheduled for December 11, 2019.

39. On July 11, 2019, Petitioner applied for appointment as custodian on **Nexplore Corporation ("NXPC")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **NXPC** was filed August 21, 2019. Petitioner's custodian activities are in progress.

///

40. On July 11, 2019, Petitioner applied for appointment as custodian on **Paperfree Medical Solutions, Inc. ("PMFS")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **PMFS** was filed August 12, 2019. Petitioner's custodian activities are in progress.

41. On July 11, 2019, Petitioner applied for appointment as custodian on **SIPP International Industries, Inc. ("SIPN")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **SIPN** was filed August 15, 2019. Petitioner reinstated **SIPN** with the Nevada Secretary of State. In performing the custodian's duties, Petitioner discovered administrative irregularities and has moved for declaratory relief to afford the shareholders of SIPN certainty concerning their rights before noticing and holding the shareholders meeting. Petitioner's Motion for Declaratory Relief is scheduled for hearing on December 18, 2019.

42. On July 11, 2019, Petitioner applied for appointment as custodian on **USA Recycling Industries, Inc. ("USRI")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **USRI** was filed August 21, 2019. Petitioner's custodian activities are in progress.

43. On July 11, 2019, Petitioner applied for appointment as custodian on **VDO-PH International ("VDPH")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **CRGE** was filed August 26, 2019. Petitioner reinstated **VDPH** with the Nevada Secretary of State and held a properly noticed shareholders meeting, the hearing on Petitioner's Motion to Terminate Custodianship is scheduled for December 16, 2019.

44. On July 11, 2019, Petitioner applied for appointment as custodian on **World Series of Golf, Inc. ("WSGF")**. Petitioner application was granted, but management of **WSGF** moved to

reconsider and the Order Appointing Custodian was vacated. Petitioner and WSGF management have settled their dispute and the settlement is pending.

45. Concurrent with the petition to appoint a custodian for **QUTR**, Petitioner also intends to Petition the EJDC for the appointment of a custodian for six (6) other abandoned Nevada Corporations.

46. **QUTR's** officers and directors have abandoned its business, failed to comply with Chapter 78 of the Nevada Revised Statutes, and failed to maintain the corporate charter with the Nevada Secretary of State.

47. Petitioner has made reasonable efforts to contact **QUTR's** officers and directors requesting compliance with Chapter 78 of the Nevada Revised Statutes. Petitioner reviewed **QUTR's** information listed with the Nevada Secretary of State at nvsos.gov, and searched for contact information in other on-line resources. Petitioner found a potential website for **QUTR** - www.quture.com. This website appears to be active. Petitioner's due diligence resulted in eight (8) different potential addresses for **QUTR**. On October 29, 2019, Petitioner sent demands for compliance by Registered Certified Mail, Return Receipt Requested to the eight (8) mailing addresses, but the **QUTR** officers and directors have failed or refused to respond or take any action to reinstate **QUTR**. Petitioner found numerous telephone numbers, none of which seem to be the correct number for **QUTR**.

48. Neither Petitioner nor any of Petitioner's affiliates or subsidiaries have been the subject of any criminal, administrative, or civil investigations, violations, or convictions by the National Association of Securities Dealers, Inc., or the Securities and Exchange Commission.

49. Petitioner Custodian Ventures, LLC is qualified, ready, and able to serve as custodian for **QUTR** and believes the corporation can be restored for the benefit of **QUTR** and its shareholders.

50. Pursuant to NRS 53.045, I declare under penalty of perjury under the laws of the State of Nevada that the foregoing is true and correct.

Dated this 18 day of November, 2019.

David Lazar

David Lazar, Manager
Custodian Ventures, LLC

EXHIBIT 2

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Quture International, Inc.
c/o Eastbiz.com, Inc.
5348 Vegas Drive
Las Vegas, NV 89108

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

Chasey Law Offices
3295 N. Fort Apache Road, Suite 110
Las Vegas, NV 89129

CERTIFIED MAIL®

7018 1830 0001 9321 1489

LAS VEGAS
NV 890
29 OCT '19
PM 5 L

US POSTAGE
$ 06.80
Mailed From 89129
10/29/2019
031A 0004189290

Quture International, Inc.
c/o Eastbiz.com, Inc.
5348 Vegas Dri...
Las Vegas, NV

RETURN TO SENDER
ATTEMPTED - NOT KNOWN
UNABLE TO FORWARD

ANK
89108-234748

BC: 89129020935 *0879-10965-29-40

Peter L. Chasey, Esq.
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, Nevada 89129
Tel. (702) 233-0393
Fax (702) 233-2107
peter@chaseylaw.com

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
Quture International, Inc.
112 N. Curry Street
Carson City, NV 89703

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

Chasey Law Offices
3295 N. Fort Apache Road, Suite 110
Las Vegas, NV 89129

CERTIFIED MAIL®

7018 1830 0001 9321 1519

US POSTAGE
$ 06.80
Mailed From 89129
10/29/2019
031A 0004189290

ANK

Officers and Directors
Quture International, Inc.
112 N. Curry St
Carson City, NV

NIXIE 895 FE 1 0011/05/19
RETURN TO SENDER
ATTEMPTED - NOT KNOWN
UNABLE TO FORWARD

ANK BC: 89129020935 *0914-05538-29-44

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
Quture International, Inc.
200 Magnolia Avenue
Daytona Beach, FL 32114

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

Chasey Law Offices
3295 N. Fort Apache Road, Suite 110
Las Vegas, NV 89129

CERTIFIED MAIL®

7018 1830 0001 9321 1496

LAS VEGAS
NV 890
29 OCT '19
PM 5 L

US POSTAGE
$ 06.80
Mailed From 89129
10/29/2019
031A 0004189290

Officers and Directors
Quture International, Inc.
200 Magnolia A
Daytona Beach, F

ANK

NIXIE 339 DE 1 0011/07/19

RETURN TO SENDER
NO SUCH STREET
UNABLE TO FORWARD

NSS BC: 89129020935 *2474-00615-07-20

32114-430600

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
Quture International, Inc.
319 Clematis Street, Suite 703
West Palm Beach, FL 33401

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

Chasey Law Offices
3295 N. Fort Apache Road, Suite 110
Las Vegas, NV 89129

CERTIFIED MAIL®

7018 1830 0001 9321 1502

LAS VEGAS
NV 890
29 OCT '19
PM 5 L

US POSTAGE
$ 06.80
Mailed From 89129
10/29/2019
031A 0004189290

Officers and Directors
Quture International, Inc.
319 Clematis Street, Suite 703
West Palm Be

ANK

NIXIE 331 FE 1 0011/06/19

RETURN TO SENDER
ATTEMPTED - NOT KNOWN
UNABLE TO FORWARD

33401-4622 ANK
89129>0209

BC: 89129020935 *0879-10711-29-40

Peter L. Chasey, Esq.
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, Nevada 89129
Tel. (702) 233-0393
Fax (702) 233-2107
peter@chaseylaw.com

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
Quture International, Inc.
55 Inlet Harbor Road, Suite 111
Ponce Inlet, FL 32127

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

Chasey Law Offices
3295 N. Fort Apache Road, Suite 110
Las Vegas, NV 89129

CERTIFIED MAIL®

7018 1830 0001 9321 1533

LAS VEGAS
NV 890
29 OCT '19
PM 4 L

US POSTAGE
$ 06.80
Mailed From 89129
10/29/2019
031A 0004189290

UTF

Officers and Directors
Quture International, Inc.
55 Inlet Harbor Road Suite 111
Ponce Inlet, F

NIXIE 339 FE 1 0011/03/19
RETURN TO SENDER
NOT DELIVERABLE AS ADDRESSED
UNABLE TO FORWARD

UTF
BC: 89129020935 *2374-01558-03-32
89129>0209
32127-727336

Peter L. Chasey, Esq.
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, Nevada 89129
Tel (702) 233-0393
Fax (702) 233-2107
peter@chaseylaw.com

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
Quture International, Inc.
121 S. Orange Street, Suite 1500
Orlando, FL 32801

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

Chasey Law Offices
3295 N. Fort Apache Road, Suite 110
Las Vegas, NV 89129

CERTIFIED MAIL®

7018 1830 0001 9321 1557

LAS VEGAS
NV 890
29 OCT '19
PM 5 L

US POSTAGE
$ 06.80
Mailed From 89129
10/29/2019
031A 0004189290

ANK
11/01/19

Officers and Directors
Quture International, Inc.
121 S. Orang
Orlando, FL 32

NIXIE 339 DE 1 0011/03/19
RETURN TO SENDER
UNCLAIMED
UNABLE TO FORWARD

UNC
89129>0209
32801-32417

BC: 89129020935 *0879-10381-29-40

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
Quture International, Inc.
38721 Via Majorca
Murrieta, CA 92562

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

October 29, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
Quture International, Inc.
6296 S. Ridgewood Avenue
Port Orange, FL 32127

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of Quture International, Inc.:

As counsel for Custodian Ventures, LLC, a stockholder in Quture International, Inc., a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring Quture International, Inc. into compliance with Nevada law.

First, Quture International, Inc., Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, Quture International, Inc.'s corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of Quture International, Inc. from losing the value of their interests in Quture International, Inc.

Second, Quture International, Inc. has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of Quture International, Inc. have abandoned Quture International, Inc. and we will take action to remedy this situation and restore value to Quture International, Inc. pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

EXHIBIT 3

ENTITY INFORMATION

ENTITY INFORMATION

Entity Name:

QUTURE INTERNATIONAL, INC.

Entity Number:

E0270812006-3

Entity Type:

Domestic Corporation (78)

Entity Status:

Permanently Revoked

Formation Date:

04/07/2006

NV Business ID:

NV20061631956

Termination Date:

Perpetual

Annual Report Due Date:

4/30/2012

REGISTERED AGENT INFORMATION

Name of Individual or Legal Entity:

.RESIGNED

Status:

Active

CRA Agent Entity Type:

Registered Agent Type:

Non-Commercial Registered Agent

NV Business ID:

NV20091402243

Office or Position:

Jurisdiction:

Street Address:

Email Address:

Mailing Address:

Individual with Authority to Act:

Contact Phone Number:

Fictitious Website or Domain Name:

PRINCIPAL OFFICE ADDRESS

Address:

Mailing Address:

OFFICER INFORMATION

☐ VIEW HISTORICAL DATA

Title	Name	Address	Last Updated	Status
President	HENRY FONG	319 CLEMATIS STREET, SUITE 703, WEST PALM BEACH, FL, 33401, USA	05/02/2011	Active

Title	Name	Address	Last Updated	Status
Secretary	BARRY HOLLANDER	319 CLEMATIS STREET, SUITE 703, WEST PALM BEACH, FL, 33401, USA	05/02/2011	Active
Treasurer	BARRY HOLLANDER	319 CLEMATIS STREET, SUITE 703, WEST PALM BEACH, FL, 33401, USA	05/02/2011	Active
Director	BARRY HOLLANDER	319 CLEMATIS STREET, SUITE 703, WEST PALM BEACH, FL, 33401, USA	05/02/2011	Active
Director	HENRY FONG	319 CLEMATIS STREET, SUITE 703, WEST PALM BEACH, FL, 33401, USA	05/02/2011	Active

Page 1 of 1, records 1 to 5 of 5

CURRENT SHARES

Class/Series	Type	Share Number	Value
	Authorized	2,500,000,000	0.001000000000
	Authorized	10,000,000	0.001000000000

Page 1 of 1, records 1 to 2 of 2

Number of No Par Value Shares:

0

Total Authorized Capital:

2,510,000

Filing History   Name History   Mergers/Conversions

Return to Search   Return to Results

EXHIBIT 4

DOW 27,780.63 -2.96 (-0.01%) NASDAQ 8,480.78 -1.32 (-0.02%) S&P500 3,096.77 ▲ 2.73 (0.09%) as of 03:41PM ET

E*TRADE AccountsTradingResearchExplore Products

97 Customer Service Log Off

Symbol Keywords

Complete View Portfolios Watch Lists Orders Balances Transactions Banking Transfers Tax Center Documents Dividend Reinvestment

Open Account

Last refresh November 14, 2019 3:41 PM ET

Orders

Open Executed Cancelled Saved Individual fills Expired Rejected All Bond quotes

Account

[redacted]-9062

From date	To date	Symbols	Order number	Order type	Order status	Security type	Results per page
05/18/2019	11/14/2019			All	Executed	All	20

Apply filters

Date	Order	Type	Order type	Quantity	Symbol	Price type	Term	Price	Price executed	Status	Links
11/14/19	188	Stock/ETF	Buy	[redacted]			Day	0.52	0.52	Executed	Portfolios
11/14/19	187	Stock/ETF	Buy	[redacted]			Day	0.0031	0.0031†	Executed	Portfolios
11/14/19	186	Stock/ETF	Buy	1,333,333	QUTR	Limit	Day	0.0003	0.0003†	Executed	Portfolios
11/14/19	185	Stock/ETF	Buy	[redacted]			Day	0.0076	0.0075	Executed	Portfolios
11/06/19	183	Stock/ETF	Sell	[redacted]			Day	13.10	13.10†	Executed	Gains/Losses
11/06/19	182	Stock/ETF	Sell	[redacted]			Day	0.0136	0.0136	Executed	Gains/Losses
11/06/19	180	Stock/ETF	Sell	[redacted]			Day	14.00	14.04	Executed	Gains/Losses
11/06/19	178	Stock/ETF	Sell	[redacted]			Day	0.0004	0.0004†	Executed	Gains/Losses
11/01/19	176	Stock/ETF	Buy	[redacted]			Day	1.00	0.574	Executed	Portfolios
11/01/19	175	Stock/ETF	Buy	[redacted]			Day	0.325	0.325	Executed	Portfolios
10/30/19	174	Stock/ETF	Buy	[redacted]			Day	0.0015	0.0014	Executed	Portfolios
10/24/19	173	Stock/ETF	Buy	[redacted]			Day	0.005	0.0035	Executed	Portfolios
10/24/19	172	Stock/ETF	Buy	[redacted]			Day	0.0015	0.0014	Executed	Portfolios
10/24/19	169	Stock/ETF	Buy	[redacted]			Day	0.08	0.08	Executed	Portfolios
10/24/19	168	Stock/ETF	Buy	100,000	QUTR	Limit	Day	0.0006	0.0004†	Executed	Portfolios
10/24/19	167	Stock/ETF	Buy	[redacted]			Day	0.05	0.0448†	Executed	Portfolios
10/24/19	166	Stock/ETF	Buy	[redacted]			Day	0.004	0.0039	Executed	Portfolios
10/24/19	164	Stock/ETF	Buy	[redacted]			Day	0.01	0.0099	Executed	Portfolios
10/24/19	163	Stock/ETF	Buy	[redacted]			Day	0.014	0.0139	Executed	Portfolios
10/24/19	162	Stock/ETF	Buy	[redacted]			Day	0.0018	0.0018	Executed	Portfolios

Next >

† = Share-weighted Average

PLEASE READ THE IMPORTANT DISCLOSURES BELOW

Important information about procedures for opening a new account: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

EXHIBIT 5

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of QUTURE INTERNATIONAL, INC., a Nevada Corporation, (Petition of Custodian Ventures, LLC),	CASE NO.: DEPT NO.: **ORDER APPOINTING CUSTODIAN** **[NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for QUTURE INTERNATIONAL, INC., proper notice having been given to the officers and directors of QUTURE INTERNATIONAL, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is hereby appointed custodian of QUTURE INTERNATIONAL, INC.

2. CUSTODIAN VENTURES, LLC is hereby authorized to take all reasonable and prudent actions on behalf of QUTURE INTERNATIONAL, INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other

agreements, authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of QUTURE INTERNATIONAL, INC.

3. CUSTODIAN VENTURES, LLC shall revive and/or reinstate QUTURE INTERNATIONAL, INC. with the Nevada Secretary of State.

4. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and that the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

5. The record transfer agent for QUTURE INTERNATIONAL, INC. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning the shareholder list for QUTURE INTERNATIONAL, INC.

6. CUSTODIAN VENTURES, LLC shall file an amendment to the Articles of Incorporation for QUTURE INTERNATIONAL, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that QUTURE INTERNATIONAL, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of QUTURE INTERNATIONAL, INC. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate QUTURE INTERNATIONAL, INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. CUSTODIAN VENTURES, LLC, as custodian of QUTURE INTERNATIONAL, INC., shall submit a report to this Court of the actions taken by the custodian every _____ month(s) from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this _____ day of ________________, 2019.

____
DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

____

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC